Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Sea Containers Ltd., et al	Case No.	06-11156 (KJC)
	Reporting Period:	January 1, 2007 - January 31, 2007

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month**

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENT	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-l	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-l (CON'T)	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Ian Charles Durant
Signature of Authorized Individual*	Date March 6, 2007

IAN CHARLES DURANT
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

** As agreed with the US Trustee office, MORs will be filed the 30th after each Month

FORM MOR

(9/99)

SEA CONTAINERS LTD., et al.

INDEX TO MONTHLY OPERATING REPORT

Description	Pages

General Notes to Monthly Operating Report	1-2

Schedule of Cash Receipts and Disbursements for Sea Containers Ltd. Listing bank account details with month end period balances	3-4

Schedule of Cash Receipts and Disbursements for Sea Containers Services Ltd. Listing bank account details with month end period balances	5

Bank Reconciliation Attestation	6

Balance Sheet and Statement of Operations for Sea Containers Ltd	7-9

Balance Sheet and Statement of Operations for Sea Containers Services Ltd	10-12

Balance Sheet for Sea Containers Caribbean Inc.	13-14

Schedule of Intercompany Activity for Sea Containers Ltd	15-16

Schedule of Intercompany Activity for Sea Containers Services Ltd	17

Tax Attestation	18

Statement Regarding Insurance Policies	18

Schedule of Accounts Receivable and Aging for Sea Containers Ltd	19

Schedule of Accounts Receivable and Aging for Sea Containers Services Ltd	20

Schedule of Post-Petition Aged Creditors for Sea Containers Ltd	21

Schedule of Post-Petition Aged Creditors for Sea Containers Services Ltd	22

Debtors Questionnaire	23

SEA CONTAINERS LTD., et al

MONTHLY OPERATING REPORT, JANUARY 2007

NOTES TO MONTHLY OPERATING REPORT

General

For financial reporting purposes, Sea Containers Ltd, prepares consolidated financial statements relating to Sea Containers Ltd. and its affiliates and subsidiaries (the “Sea Containers Group”) that are filed with the Securities and Exchange Commission (the “SEC”). Unlike the consolidated financial statements, the financial statements in this report reflect only the assets and liabilities of each individual Debtor (as defined below).

The information furnished in this report includes primarily normal recurring adjustments and reflects all adjustments which are, in the opinion of management, necessary for a fair presentation of such financial information. In particular, management wishes to highlight note three on page seven and note two on page ten. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

The financial statements in this report represent the company’s internal accounting, on an unaudited and uncertified basis. As of January 31, 2007, Sea Containers Ltd, has not filed its from 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 31, 2006. This certification and audit process may result in adjustments to the stated assets and liabilities.

Chapter 11 Reorganization Proceedings

On October 15, 2006 (the “Petition Date”), Sea Containers Ltd. (“SCL”), Sea Containers Services Ltd. (“Services”) and Sea Containers Caribbean Inc. (“SCCI”) (each a “Debtor” and collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession (“DIP”) pursuant to the Bankruptcy Code. An official committee of unsecured creditors has been appointed for SCL (the “SCL Committee”) and an official committee of unsecured creditors has been appointed for Services (the “Services Committee”).

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors’ liabilities as of the Petition Date or to enforce pre-petition contractual obligations are automatically stayed. Absent approval from the Bankruptcy Court, the Debtors are prohibited from paying pre-petition obligations. In addition, as a consequence of the chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Bankruptcy Court. However, the Debtors have requested that the Bankruptcy Court approve certain pre-petition liabilities, such as employee wages and benefits and certain other pre-petition obligations. While the Debtors are subject to chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Bankruptcy Court.

At the Initial Debtors Interview with the United States Trustee on November 21, 2006, it was agreed that the Debtors’ Monthly Operating Report should consist of the following:

•                  Consolidating Schedule of Cash Receipts and Disbursements by Debtor.

•                  List of all bank accounts detailing the bank, account description, account number, and month end book balance.  Attestation that all bank reconciliations have been performed.

•                  Balance Sheets for Each Debtor.

•                  Schedules of the intercompany activity.

•                  Income Statements for each Debtor.(1)

•                  Schedule of Post-Petition fiduciary taxes – Provide Attestation that all taxes are current.

•                  Schedule of Unpaid Post-Petition Debts.

•                  Schedule of Accounts Receivable and Aging.

•                  Debtor Questionnaire.

(1)  No Income statement has been prepared for Sea Containers Caribbean Inc. since it has not  traded in the last 12 months.

In Re: Sea Containers Limited	Cash No: 06-1156 (KJC)
Reporting Dates: December 1 - December 31, 2006

Schedule of Cash Receipts and Disbursements

			Commerce
	JP Morgan	JP Morgan	Bank	JP Morgan	JP Morgan	JP Morgan
	A/C 704	A/C 702	A/C 353	A/C 501	A/C NY705	A/C 382
Cash beginning of month	$44,252.00	$30,011.00	$51,534,366.00	$98,976.00	$55,123.00	$40,854.00

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Insurance claim		$28,906.00
Foreign Exchange Revaluation				$-1,622.00
Interest Income	$498.00					$78.00
Sweep from SCS
Intra company sweep
Income received from Ge Seaco
Container Rental		$14,003.00			$1,125,543.00
Total Receipts	$498.00	$42,909.00	$0.00	$-1,622.00	$1,125,543.00	$78.00

Disbursements
Net Payroll		$8,000.00
Loan interest				$81,352.00
Sales Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
S, G & A costs		$92,339.00		$139.00	$-100,631.00
Selling
Other (Attach List)
Contra
Sweep to SCS
Transfers (To DIP Accts)
Intra company sweep	$-158,900.00	$-63,597.00	$1,000,000.00		$1,239,000.00
Professional Fees
U.S. Trustee Quarterly Fees
Owner Draw *
Court Costs
Total Disbursements	$-158,900.00	$36,742.00	$1,000,000.00	$81,491.00	$1,138,369.00	$0.00

Net Cash Flow (Receipts Less Disbursements)	$159,398.00	$6,167.00	$-1,000,000.00	$-83,113.00	$-12,826.00	$78.00

Cash End of Month	$203,650.00	$36,178.00	$50,534,366.00	$15,863.00	$42,297.00	$40,932.00

			Bank of	Bank of	Bank of	Bank of	Bank of
	NatWEst	Barclays	America	America	Scotland	Scotland	Scotland
	A/C 886	A/C 399	A/C 015	A/C 023	A/C USD01	A/C 242	A/C 001
Cash beginning of month	$737,359.00	$27.00	$209,309.00	$153,274.00	$31,267.00	$1,220.00	$0.00

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Insurance claim
Foreign Exchange Revaluation				$-4,677.00
Interest Income			$2,905.00
Sweep from SCS
Intra company sweep
Income received from Ge Seaco
Container Rental	$631,353.00
Total Receipts	$631,353.00	$0.00	$2,905.00	$-4,677.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Loan interest
Sales Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
S, G & A costs				$-511.00
Selling
Other (Attach List)
Contra
Sweep to SCS			$1,597,373.00
Transfers (To DIP Accts)
Intra company sweep			$-1,833,331.00	$-33,172.00
Professional Fees
U.S. Trustee Quarterly Fees
Owner Draw *
Court Costs
Total Disbursements	$0.00	$0.00	$-235,958.00	$-33,683.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts Less Disbursements)	$631,353.00	$0.00	$238,863.00	$29,006.00	$0.00	$0.00	$0.00

Cash End of Month	$1,368,712.00	$27.00	$448,172.00	$182,280.00	$31,267.00	$1,220.00	$0.00

* Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate

In Re: Sea Containers Limited	Cash No: 06-1156 (KJC)
Reporting Dates: December 1 - December 31, 2006

Schedule of Cash Receipts and Disbursements Continued

	Societe	Societe		Commerce	JPMC	Marine	Bank of
	Generale	Generale		Bank	SCL Deposit	Midland	Bermuda
	A/C N/A	A/C 032		A/C 282	A./C 706	A/C 298.2	A/C 52590
Cash beginning of month	$531,535.00	$2,830.00		$0.00	$32,031.00	$173,122.00	$22,029.00

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Insurance claim
Foreign Exchange Revaluation		$-53.00
Interest Income	$1,728.00				$131.00
Sweep from SCS
Intra company sweep
Income received from Ge Seaco
Container Rental						$-17,072.00
Total Receipts	$1,728.00	$-53.0	0	$0.00	$131.00	$-17,072.00	$0.00

Disbursements
Net Payroll
Loan interest
Sales Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
S, G & A costs					$130.00		$5,010.00
Selling
Other (Attach List)
Contra
Sweep to SCS
Transfers (To DIP Accts)
Intra company sweep	$-15,000.000
Professional Fees
U.S. Trustee Quarterly Fees
Owner Draw *
Court Costs
Total Disbursements	$-15,000.00	$0.00		$0.00	$130.00	$0.00	$5,010.00

Net Cash Flow (Receipts Less Disbursements)	$151,728.00	$-53.0	0	$0.00	$1.00	$-17,072.00	$-5,010.00

Cash End of Month	$683,263.00	$2,777.00		$0.00	$32,032.00	$156,050.00	$17,019.00

	Bank of		Barclays	Current Month		Cumulative Filing to date
	Bermuda		Bank
	A/C 5539		A/C INS & TEE	Actual	Projected	Actual	Projected
Cash beginning of month	$9,204.00		$490,000.00	$54,196,789.00	$0.00	$54,196,789.00	$0.00

Receipts
Cash Sales				$0.00		$0.00
Accounts Receivable				$0.00		$0.00
Loans and Advances				$0.00		$0.00
Insurance claim				$28,906.00		$28,906.00
Foreign Exchange Revaluation				$-6,352.00		$-6,352.00
Interest Income				$5,340.00		$5,340.00
Sweep from SCS				$0.00		$0.00
Intra company sweep				$0.00		$0.00
Income received from Ge Seaco				$0.00		$0.00
Container Rental				$1,753,827.00		$1,753,827.00
Total Receipts	$0.00		$0.00	$1,781,721.00	$0.00	$1,781,721.00	$0.00

Disbursements
Net Payroll				$8,000.00		$8,000.00
Loan interest				$81,352.00		$81,352.00
Sales Use & Other Taxes				$0.00		$0.00
Inventory Purchases				$0.00		$0.00
Secured/Rental/Leases				$0.00		$0.00
Insurance				$0.00		$0.00
S, G & A costs	$5,958.00			$2,434.00		$2,434.00
Selling				$0.00		$0.00
Other (Attach List)				$0.00		$0.00
Contra				$0.00		$0.00
Sweep to SCS				$1,597,373.00		$1,597,373.00
Transfers (To DIP Accts)				$0.00		$0.00
Intra company sweep				$0.00		$0.00
Professional Fees				$0.00		$0.00
U.S. Trustee Quarterly Fees				$0.00		$0.00
Owner Draw *				$0.00		$0.00
Court Costs				$0.00		$0.00
Total Disbursements	$5,958.00		$0.00	$1,689,159.00	$0.00	$1,689,159.00	$0.00

Net Cash Flow (Receipts Less Disbursements)	$-5,958.0	0	$0.00	$92,562.00	$0.00	$92,562.00	$0.00

Cash End of Month	$3,246.00		$490,000.00	$54,289,351.00	$0.00	$54,289,351.00	$0.00

* Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate

The Following Section Must Be Completed

Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements		$1,689,159.00
Less: Transfers To Debtor In Possession Accounts	-	$1,597,373.00
Plus: Estate Disbursements Made By Outside Sources (i.e. From Escrow Accounts)		$0.00
Plus: Disbursements made by Sea Containers Services Ltd on behalf of Sea Containers Ltd		$0.00
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$91,786.00

In Re: Sea Containers Services	Cash No: 06-11156 (KJC)
Reporting Dates: January 1 to January 31, 2007

Schedule of Cash Receipts and Disbursements in $USD
£ > $ $1.96	(Conversion rate: £ = $1.96)

	NatWest PLC	Barclays Bank	Bank of America		Bank of Scotland	Commerce Bank
	A/C # 420	A/C 724	A/C 013		A/C 234	A/C 131
Cash beginning of month	$0.00	$0.00	$-9,505.7	8	$3,659.32	$50,000.00	$0.00

Receipts
Foreign exchange
Accounts Receivable
Loans and Advances
Sale of Assets			$24,500.00
Funding From SCL			$1,597,372.56
Other (attach list)
Tax refund
Total Receipts	$0.00	$0.00	$1,621,872.56		$0.00	$0.00	$0.00

Disbursements
Net Payroll			$950,135.48
Payroll Taxes
Sales Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Pension			$82,421.92
Administrative			$323,280.44
Selling
Rates (Real Estate Tax)			$117,692.12
Other (Attach List)
Owner Draw *
Transfers (To DIP Accts)
Sweep to SCL
Professional Fees
U.S. Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$1,473,529.96		$0.00	$0.00	$0.00

Net Cash Flow (Receipts Less Disbursements)	$0.00	$0.00	$148,342.60		$0.00	$0.00	$0.00

Cash End of Month	$0.00	$0.00	$138,836.82		$3,659.32	$50,000.00	$0.00

	Current Month		Cumulative Filing to date
	Actual	Projected	Actual	Projected
Cash beginning of month	$44,153.54	$0.00	$44,153.54	$0.00

Receipts
Foreign exchange	$0.00		$0.00
Accounts Receivable	$0.00		$0.00
Loans and Advances	$0.00		$0.00
Sale of Assets	$24,500.00		$24,500.00
Funding From SCL	$1,597,372.56		$1,597,372.56
Other (attach list)	$0.00		$0.00
Tax refund	$0.00		$0.00
Total Receipts	$1,621,872.56	$0.00	$1,621,872.56	$0.00

Disbursements
Net Payroll	$950,135.48		$950,135.48
Payroll Taxes	$0.00		$0.00
Sales Use & Other Taxes	$0.00		$0.00
Inventory Purchases	$0.00		$0.00
Secured/Rental/Leases	$0.00		$0.00
Pension	$82,421.92		$82,421.92
Administrative	$323,280.44		$323,280.44
Selling	$0.00		$0.00
Rates (Real Estate Tax)	$117,692.12		$117,692.12
Other (Attach List)	$0.00		$0.00
Owner Draw *	$0.00		$0.00
Transfers (To DIP Accts)	$0.00		$0.00
Sweep to SCL	$0.00		$0.00
Professional Fees	$0.00		$0.00
U.S. Trustee Quarterly Fees	$0.00		$0.00
Court Costs	$0.00		$0.00
Total Disbursements	$1,473,529.96	$0.00	$1,473,529.96	$0.00

Net Cash Flow (Receipts Less Disbursements)	$148,342.60	$0.00	$148,342.60	$0.00

Cash End of Month	$192,496.14	$0.00	$192,496.14	$0.00

* Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate

The Following Section Must Be Completed

Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements	$1,473,529.96
Less: Transfers To Debtor In Possession Accounts	$0.00
Plus: Estate Disbursements Made By Outside Sources (i.e. From Escrow Accounts)	$0.00
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$1,473,529.96

Reconciliation books to ledger	USD $0
Cash in bank at the end of the month	$192,496.14
Petty Cash	$13,608.28
Foreign Translation adjustment on Commerce Bank $250,000	$0.00
Balance per Sea Containers Services Financials 31 December 2006	$206,104.42

BANK RECONCILIATIONS

The Debtors confirm and attest that all bank reconciliations have been performed for Sea Containers Ltd. and Sea Containers Services Ltd.

Bank reconciliations are not applicable to Sea Containers Caribbean Inc. because it does not have any bank accounts.

SEA CONTAINERS LTD

BALANCE SHEET

		Unaudited	Unaudited
		January 31,	October 15,
	Note	2007	2006

Assets
Current assets
Cash and cash equivalents		$54,289,351	$50,100,986
Trade receivables - less allowances for doubtful accounts of $1.773 million		—	1,955,441
Due from related parties	(4)	7,758,745	13,481,857
Prepaid expenses and other current assets		6,478,060	1,718,439
Total current assets		68,526,156	67,256,723

Fixed assets, net	(5)	—	—

Long-term equipment sales receivable, net	(5)	—	—
Investment in group companies	(2)		—
Intercompany receivables	(3)	—	—
Investment in equity ownership interests	(6)	209,015,333	197,742,498
Other assets	(7)	3,226,962	3,424,161
Total assets	(1)	$280,768,451	$268,423,382

(1) Sea Containers Ltd does not produce Company only accounts. This statement of assets represents Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of January 31, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006.  In order to facilitate the preparation of Sea Containers Ltd’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated assets. The foreign exchange rates used to translate January 31, 2007 and October 15, 2006 was $1.96 and $1.87 respectively.

(2)  As the parent Company for the Sea Containers Group, Sea Containers Ltd has an amount of $323,377,414 recorded in its books as an investment in subsidiary companies. Sea Containers Ltd is presently undergoing an exercise to ascertain the value contained within its subsidiaries that will become available to the shareholders of Sea Containers Ltd. Management’s current view is that this investment is significantly impaired; therefore, whilst this exercise is underway, Sea Containers Ltd feels it appropriate to make full provision against the investment in subsidiaries.

(3) The Sea Containers Group has a highly complex intercompany matrix that involves a large number of amounts receivable and payable. These are held as gross figures within the individual company accounting records but are netted off for the purposes of external presentation. Sea Containers Ltd is in the process of evaluating all intercompany receivables and payables as part of its exercise to ascertain value held in subsidiary companies. Sea Containers Ltd has a net intercompany receivable from its direct and indirect subsidiaries of $649,586,513. This represents a gross intercompany payable of $1,183,171,964 and a gross intercompany receivable of $1,832,758,477. Full provision has been made against this net amount whilst the exercise to ascertain value is underway. It is possible that individual subsidiaries may have a claim against Sea Containers Ltd and the netting off exercise in Sea Containers Ltd’s accounts is not prejudicial to any such claim that a subsidiary may have.

Sea Containers Ltd has not previously included adjustments to its inter company balances that arise as a result of UK statutory reporting requirements. However during the exercise to complete the Entity Priority Model, Sea Containers Ltd undertook an extensive review of these inter company balances, which have resulted in changes to certain inter company balances previously stated on the detailed inter company schedule. These changes do not impact on the Sea Containers Ltd balance sheet, due the company’s policy to fully provide against its net inter company balances and therefore Sea Containers Ltd has not restated its previously filed monthly operating reports.

(4) The amounts due from related parties largely consist of amounts due from GE SeaCo. These represent the anticipated recovery from GE SeaCo on completion of an expected set-off agreement.

(5) Fixed assets and long-term equipment sales receivable relate to containers. On October 3, 2006, SCL transferred the majority of these containers to a Special Purpose Company wholly owned by SCL to enable refinancing of the container fleet. These containers were transferred at Net Book Value. On October 12, 2006, the remaining assets were sold to a third party.

(6) This balance consists of the carrying value of Sea Containers Ltd’s investment in GE SeaCo. The value is based on information from the as yet unfinished year end work being carried out on GE SeaCo. The value is therefore subject to the completion of the GE SeaCo internal processes and external audit. To the extent that this value materially varies from the final value attained at the completion of GE SeaCo’s year end audit, we will amend the operating report.

(7) $3.2 million of the Other Assets balance represent the unamortized part of capitalised finance costs in relation to certain of Sea Containers Ltd’s senior loan notes that were outstanding at January 31, 2007.

SEA CONTAINERS LTD

BALANCE SHEET

		Unaudited	Unaudited
		January 31,	October 15,
	Note	2007	2006

Liabilities and shareholders’ equity
Current liabilities
Accounts payable		$2,031,753	$3,372,476
Accrued expenses		33,996,232	22,843,429
Current portion of long-term debt	(11)	26,411,239	25,926,107
Current portion of senior notes		385,125,608	384,938,936
Total current liabilities		447,564,832	437,080,948

Total shareholders’ equity	(10)	(166,796,381)	(168,657,566)
Total liabilities and shareholders’ equity	(8), (9)	$280,768,451	$268,423,382

(7) $3.2 million of the Other Assets balance represent the unamortized part of capitalised finance costs in relation to certain of Sea Containers Ltd’s senior loan notes that were outstanding at January 31, 2007.

(8) Sea Containers Ltd does not produce Company only accounts. This statement of liabilities and shareholder’s equity represents the Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of January 31, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 31, 2006 and December 31, 2006.  In order to facilitate the preparation of Sea Containers Ltd’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated liabilities. The foreign exchange rates used to translate January 31, 2007 and October 15, 2006 was $1.96 and $1.87 respectively.

(9) The United Kingdom government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd on October 19, 2006 warning that the Regulator is considering exercising its powers to issue financial support directions (“FSDs”) to Sea Containers Ltd  under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the “1983 Scheme”) and the Sea Containers 1990 Pension Scheme (the “1990 Scheme”) (together the “Schemes”).

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK indirect subsidiary of Sea Containers Ltd. If FSDs are issued to Sea Containers Ltd, it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd in respect of pension liabilities under the terms of a support agreement between Sea Containers Ltd and Sea Containers Services Ltd. entered into in 1989 under which the UK subsidiary provides administrative services to the Sea Containers Group and other subsidiaries and is indemnified by Sea Containers Ltd for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately £107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately £27 million ($51 million) for the 1990 Scheme. These values are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd and that no FSDs have been issued. Sea Containers Ltd is considering its reply to the Regulator’s warning notices and does not accept that it is reasonable or appropriate for the Regulator to issue FSDs.

(10) Shareholders’ Equity is calculated after all adjustments that have been noted in notes (1) to (9) above.  In particular, the treatment of investments in group companies and net intercompany receivables as discussed in notes (3) and (4) have a material effect on Shareholders’ Equity. Any adjustment to this policy which may arise on completion of the exercise to ascertain value held in subsidiary companies and the associated evaluation of intercompany receivables and payables may have a material impact on Shareholders’ Equity as stated.

(11) The Current portion of long term debt consists of loans from HSH Nordbank, for a ship acquisition and Silverpoint, who made certain payments on behalf of Sea Containers Ltd to shareholders of another company.

SEA CONTAINERS LTD

STATEMENT OF OPERATIONS

		Unaudited	Unaudited
		One Month Ended	For the period 16 Oct
	Note	January 31, 2007	to Jan 31, 2007

Revenue	(13)	$1,450,454	$4,693,412

Costs and expenses:
Operating costs		100,063	728,756
Selling, general and administrative expenses		(892,796)	(9,704,967)
Reorganisation costs	(15)	—	(7,480)
Charges to provide against intercompany accounts	(14)	14,914,955	20,565,484
Depreciation & amortization		—	(58,677)
Total costs and expenses		14,122,222	11,523,116

Gain or (Loss) on sale of assets		272,531	242,784

Operating income		15,845,207	16,459,312

Other income (expense)
Interest income		5,393	636,060
Foreign exchange gains or (losses)		(53,776)	(108,785)
Interest expense, net of capitalized interest		(3,508,109)	(12,150,188)

Income before taxes		12,288,715	4,836,399

Income tax expense		(100,000)	(351,614)

Net profit	(12)	$12,188,715	$4,484,785

(12) Sea Containers Ltd does not produce Company only accounts. This statement of operations represents the Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of January 31, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006.  In order to facilitate the preparation of Sea Containers Ltd’s December 31, 2006 income statement, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated revenues and expenses. The foreign exchange rates used to translate January 31, 2007, December 31, 2006, November 30, 2006 and October 31, 2006 was $1.96, $1.96, $1.93 and $1.90 respectively.

(13) Revenue includes $1,450,454 in respect of Sea Containers Ltd’s equity interest in GE SeaCo.

(14)  Sea Containers Ltd’s policy prior to the bankruptcy filing date was to make provisions for the net receivable due from Sea Containers Ltd Group’s subsidiary companies. The provision for charges noted above relates to decreases in the net receivable balance due from group companies in the month.

The movement in net receivable balances for the month has been largely caused by a reduction in the balance owed to Sea Containers Ltd by Sea Containers SPC Ltd due to a set off of a balance due from GE SeaCo, previously shown as due from related parties.

(15)  As at January 31, 2007 professional fees totalling $7,480 have been expensed.

SEA CONTAINERS SERVICES

BALANCE SHEET

		Unaudited	Unaudited
		January 31,	October 15,
	Note	2007	2006

Assets
Current assets
Cash and cash equivalents		$206,104	$274,533
Trade receivables		185,845	419,162
Due from related parties		5,070,228	4,805,049
Prepaid expenses and other current assets	(3)	4,821,696	14,242,003
Total current assets		10,283,873	19,740,747

Fixed assets, net		3,077,947	3,410,461

Investments		2,637,008	2,515,920
Intercompany receivables	(2)	43,483,537	29,746,215
Other assets	(3)	3,654,824	14,975
Total assets	(1)	$63,137,188	$55,428,318

(1) This statement of assets reflects Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of January 31, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006.  In order to facilitate the preparation of Sea Containers Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated assets. The foreign exchange rates used to translate January 31, 2007, December 31, 2006, November 30, 2006 and October 15, 2006 was $1.96, $1.96, $1.93, and $1.87 respectively.

(2) Sea Containers Services Ltd. has net intercompany receivables of $43,483,537. This represents gross intercompany receivables of $113,986,771 and gross intercompany payables of $70,503,234. The Sea Containers Group has a highly complex intercompany accounting process. The Sea Containers Group is currently in the process of evaluating all intercompany receivables and payables as part of its exercise to ascertain value held in subsidiary companies. Whilst this exercise remains ongoing Sea Containers Services Ltd. regards it as appropriate to reflect the full intercompany receivables and payables within its Balance Sheet on a net basis but it is possible that a full or partial provision against its intercompany balances will be required on completion of the evaluation.

$3,463,320 of the movement in the net intercompany balance in January was caused by a movement in the balance between Sea Container Services Limited and Ferry and Port Holdings Limited. Sea Containers Services Ltd has not previously included adjustments to its inter company balances that arise as a result of UK statutory reporting requirements. However during the exercise to complete the Entity Priority Model, Sea Containers Services Ltd undertook an extensive review of these inter company balances, which have resulted in the inclusion of a statutory adjustment not previously reflected in the Sea Containers Services Limited balance sheet.

 (3)  Following a review of Sea Container Services Ltd’s tax position, a deferred tax asset has been recognised which relates to timing differences in claiming capital allowances. The current portion of $993,720 is held in prepaid expenses and other current assets and the long term portion of $3,645,600 is held in other assets.

SEA CONTAINERS SERVICES

BALANCE SHEET

		Unaudited	Unaudited
		January 31,	October 15,
	Note	2007	2006

Liabilities and shareholders’ equity
Current liabilities
Accounts payable		$2,197,677	$1,198,421
Accrued expenses		4,159,988	5,736,956
Current portion of long-term debt		1,679,853	1,807,527
Total current liabilities		8,037,519	8,742,904

Total shareholders’ equity		55,099,669	46,685,414
Total liabilities and shareholders’ equity	(4), (5)	$63,137,188	$55,428,318

(4)  This statement of liabilities reflects Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of January 31, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2007. In order to facilitate the preparation of Sea Containers Services Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. In order to facilitate the preparation of Sea Containers Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated liabilities. The foreign exchange rates used to translate January 31, 2007, December 31, 2006, November 30, 2006 and October 15, 2006 was $1.96, $1.96, $1.93 and $1.87 respectively.

(5)  The United Kingdom government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd. on October 19, 2006 warning that the Regulator is considering exercising its powers to issue financial support directions (“FSDs”) to Sea Containers Ltd. under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the “1983 Scheme”) and the Sea Containers 1990 Pension Scheme (the “1990 Scheme”) (together the “Schemes”).

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK indirect subsidiary of Sea Containers Ltd. If FSDs are issued to Sea Containers Ltd., it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd. in respect of pension liabilities under the terms of a support agreement between Sea Containers Ltd and Sea Containers Services Ltd. entered into in 1989 under which the UK subsidiary provides administrative services to Sea Containers Ltd. and other subsidiaries and is indemnified by Sea Containers Ltd. for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd. that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately £107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately £27 million ($51 million) for the 1990 Scheme. These values are stated as at 31 December 2005 and are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd. cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd. and that no FSDs have been issued. Sea Containers Ltd. is considering its reply to the Regulator’s warning notices and does not accept that it is reasonable or appropriate for the Regulator to issue FSDs.

SEA CONTAINERS SERVICES

STATEMENT OF OPERATIONS

		Unaudited	Unaudited
		One Month Ended	The period October 16, 2006
	Note	January 31, 2007	to January 31, 2007

Revenue		$818,278	$5,814,522

Costs and expenses:
Operating costs		—	—
Selling, general and administrative expenses		(554,441)	(3,572,137)
Professional fees	(7)	(68,555)	(825,158)
Other charges		—	—
Depreciation & amortization		(119,809)	(400,055)
Total costs and expenses		(742,805)	(4,797,349)

Gains on sale of assets		—	15,033

Operating income		75,474	1,032,206

Other income (expense)
Interest income		—	53
Foreign exchange gains or (losses)		5,819	(140,578)
Interest expense, net of capitalized interest		(13,136)	(52,896)

Income before taxes		68,157	838,785

Income tax credit	(8)	—	5,964,852

Net income	(6)	$68,157	$6,803,637

(6)  This statement of operations reflects Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of January 31, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006. In order to facilitate the preparation of Sea Containers Services Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated revenues and expenses. The foreign exchange rates used to translate January 31, 2007, December 31, 2006, November 30, 2006 and October 15, 2006 was $1.96, $1.96, $1.93 and $1.90 respectively.

(7)  As at January 31, 2007 professional fees totalling $825,158 have been expensed.

(8)  The income tax credit consists of deferred tax of $4,639,320 and current tax of $1,325,532.  There has been no additional tax movement in the month ending January 31, 2007.

SEA CONTAINERS CARIBBEAN

BALANCE SHEET

		Unaudited	Unaudited
		January 31,	October 15,
	Note	2007	2006

Assets
Current assets
Cash and cash equivalents		$—	$—
Deferred tax		—	—
Due from related parties		—	—
Prepaid expenses and other current assets		—	—
Total current assets		—	—

Fixed assets, net		—	—

Investments		—	—
Intercompany receivables		—	—
Other assets		—	—
Total assets	(1)	$—	$—

(1) This statement of assets represents Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of January 31, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006. The certification and audit process may result in adjustments to the above stated assets. Sea Containers Caribbean Inc. has not traded in the last twelve months.

SEA CONTAINERS CARIBBEAN

BALANCE SHEET

		Unaudited	Unaudited
		January 31,	October 31,
	Note	2007	2006

Liabilities and shareholders’ equity
Current liabilities
Accounts payable		$3,530,094	$3,530,094
Accrued expenses			—
Current portion of long-term debt			—
Total current liabilities		3,530,094	3,530,094

Total shareholders’ equity		(3,530,094)	(3,530,094)
Total liabilities and shareholders’ equity	(2)	$—	$—

(2) This statement of liabilities represents Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of January 31, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006. The certification and audit process may result in adjustments to the above stated liabilities. . Sea Containers Caribbean Inc .has not traded in the last twelve months.

SCL Intercompany Balance As At

	January 31	December 31
	2007	2006	Movement
	$	$	$
Receivable

SC British Isles	119,663,233	119,775,014	(111,781)
SC Services	67,027,303	68,731,588	(1,704,285)
West Australia Line	1,222,855	1,222,855	(0)
Ferry & Port Holdings	905,496,353	905,616,334	(119,981)
SC Finland (Ex Silja Holdings)	71,475,427	71,429,210	46,217
SC America Inc	8,625,961	10,562,518	(1,936,557)
CMCI	2,611,781	2,611,781	(0)
SC Asia Pte	545,140	387,371	157,769
SeaCat 2	20,013,418	20,013,418	0
SC Australia	7,905,952	7,873,011	32,941
Cooltainers	176,567	176,567	0
SPC	264,053,261	276,601,915	(12,548,654)
SC Brasilia	12,962,346	12,949,346	13,000
Mobilbox	182	0	182
Strider 2	4,222,504	4,222,504	(0)
Vessel Holdings 3	7,644,985	7,644,985	(0)
Strider 9	1,938,178	1,938,178	0
Strider 10	8,821,179	8,821,179	(0)
Technitank	600,000	600,000	0
Boxer 2	2,731,302	2,731,302	(0)
Boxer 3	13,419,698	13,419,698	(0)
Contender 1	36,712,498	36,712,498	0
Pacifica Ship Management	196,460	196,460	0
Nagara Tam	854,524	854,524	0
Nagara Ltd	1,052,675	1,052,675	0
Seafast Management Services	63,965	63,965	0
Paulista Containers	25,146,404	25,224,014	(77,610)
Brasiluvas Agricola	3,200,565	3,282,398	(81,833)
SC Properties	10,217,854	10,217,854	(0)
Vessel Holdings	2,390,777	2,390,777	0
SeaCat 4	18,094,927	18,094,927	(0)
SC Mauritius	52,102	52,102	0
Freight containers India	37,018	26,018	11,000
Super SeaCat 1	20,337,170	20,337,170	(0)
Super SeaCat 2	25,555,343	25,555,343	0
Super SeaCat 3	8,320,382	8,425,028	(104,646)
Super SeaCat 4	12,702,339	12,814,375	(112,036)
SeaCat Ltd	18,424,420	18,424,420	(0)
SeaCat 6	12,282,187	12,282,187	0
SeaCat 7	13,377,343	13,377,343	(0)
SC Ropax	3,310,671	3,310,671	(0)
Seacat Limited	1,826,834	1,613,150	213,684
Fast Ferries Ltd	9,531,326	9,001,294	530,032
SC Opera	57,050,023	57,050,023	0
SC Finnjet	20,262,746	20,262,746	(0)
SCTreasury	10,429,835	10,429,835	0
SC Finland OY	170,464	0	170,464

	1,832,758,477	1,848,380,569	(15,622,092)

SCL Intercompany Balance As At

	January 31	December 31
	2007	2006	Movement
	$	$	$
Payable

Super SeaCat Italia	(130)	(130)	0
SC Italia Holdings	(66,621)	(66,621)	0
SC Chartering	(60)	(61)	1
Yorkshire Marine Containers	(12,730,422)	(12,845,399)	114,977
Illustrated London News	(20,126,060)	(19,750,335)	(375,725)
SC Finland Services	(18,651,517)	(19,057,306)	405,789
Liverpool Dublin	(42)	(42)	(0)
Hoverspeed	0	(0)	0
Hoverspeed GB	(2,567,842)	(2,567,842)	(0)
SC UK	(997,802,669)	(997,802,669)	0
Burginhall 818	(39,202)	(39,202)	(0)
Mobilbox / SC Germany	0	(759,818)	759,818
SeaCo Parts Inc	(439,147)	(437,460)	(1,687)
SC Ports & Ferries	(80,680,292)	(80,680,292)	(0)
IRS pte	(37,482)	(15,241)	(22,241)
Hyde Park Containers	(1,134)	(10,199)	9,065
Melbourne Park containers	(204,222)	(165,321)	(38,901)
IRS NZ	(34,661)	(27,622)	(7,039)
SC Iberia	(5,502,847)	(5,720,574)	217,727
Contender 2	(5,116,079)	(5,116,079)	0
Atlantic Maritime Services	(2,591,280)	(2,591,280)	0
Marine Container Insurance	(11,915,467)	(11,863,467)	(52,000)
Societe Bananiere De Motobe	(1,532,743)	(1,532,743)	(0)
SC Holdings	(17,873,385)	(17,873,385)	(0)
SC Finance Ireland	(5,234,198)	(4,914,483)	(319,715)
SCL Activities	(24,462)	(41,531)	17,069

	(1,183,171,964)	(1,183,879,102)	707,138

Net	649,586,513	664,501,468	(14,914,955)

[SCS Intercompany Balance As At

	USD 1.96	USD 1.96
	Jan-31	Dec-31	Movement	Movement
	2007	2006	@ 1.96
	£	£	£	$
Receivable

SC British Isles	23,789,378	23,789,378	—	—
Ferry & Port Holdings	1,213,217	3,438,173	(2,224,956)	(4,360,914)
ILN	25,580,923	25,370,957	209,966	411,533
YMCL	5,001,665	4,977,249	24,416	47,855
Hart Fenton	1,087,840	1,090,016	(2,176)	(4,265)
SC Asia Pte	558,387	556,643	1,744	3,418
Periandros	440,527	437,194	3,333	6,533
Newhaven Marina	192,714	192,714	—	—
SC House Management	129,117	129,117	0	0
SC America Inc	29,112	29,112	—	—
Brasiluvas	—	—	0	0
Insurance Premiums to be recharged	133,636	192,435	(58,799)	(115,246)

	58,156,516	60,202,988	(2,046,472)	(4,011,085)

Payable

SCL	(34,197,604)	(35,067,137)	869,533	1,704,285
SC Property Services	(1,586,271)	(1,586,271)	0	0
Fairways & Swinford	(137,733)	(157,605)	19,872	38,949
SC Treasury	(49,430)	(45,687)	(3,743)	(7,336)

	(35,971,038)	(36,856,700)	885,662	1,735,898

	22,185,478	23,346,288	(1,160,810)	(2,275,188)

	$	$
Receivable	113,986,771	117,997,856

Payable	(70,503,234)	(72,239,132

	43,483,537	45,758,724

TAX PAYMENT ATTESTATION

Taxes

Pursuant to the Exempted Undertakings Tax Protection Act (Bermuda) 1966, Sea Containers Ltd., a company incorporated under the laws of Bermuda, is not subject to any tax on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance.

Sea Containers Services Ltd. has paid post-petition tax payments as due.

Payroll Taxes Withheld and Paid

All payroll taxes of Sea Containers Services Ltd. have been fully paid for the period covered by this report.

STATEMENT REGARDING INSURANCE POLICIES

All insurance policies for the Debtors have been fully paid for the period covered by this report, including workers compensation and disability insurance.

Sea Containers Ltd

Aged Debt Movement

At January 31, 2007

	Container	OEHL	Total	Bad Debt Prov	Net
	$	$	$	$	$
Opening Balance	2,168,742.82	113,000.00	2,281,742.82	(1,773,627.72)	508,115.10

Invoiced	147,160.50		147,160.50		147,160.50

Cash received	(515,584.04)	(113,000.00)	(628,584.04)		(628,584.04)

Other	(50,426.20)	—	(50,426.20)	23,734.64	(26,691.56)

Closing Balance	1,749,893.08	—	1,749,893.08	(1,749,893.08)	—

Ageing
I Month	188,247.89
2 Month	132,217.85
3 Month	157,109.73
3 Month	1,272,317.61

	1,749,893.08

In Re; Sea Containers Services Limited	Case No.

	Reporting Date	January 31, 2007

Accounts Receivable Reconciliation and Aging

		$

Total accounts receivable at the beginning of the reporting period		467,956.02

Add	Amounts billed during the period	123,224.91

Less	Amounts collected during the period	(405,336.60)

Other movements		—

Total accounts receivable at the end of the reporting period		185,844.32

Accounts Receivable Ageing

0 - 30	days old	—

31 - 60	days old	—

61 - 90	days old	185,844.32

91 +	days old	—

Total accounts receivable		185,844.32

Amounts considered uncollectible (net)		—

Accounts receivable net		185,844.32

Sea Containers Ltd

Post Petition Aged Creditors listing

As at January 31, 2007

	Number of days past due
	Current	0 - 30	31 - 60	Total
	$	$	$	$

Accounts Payable	1,343	0	0	1,343

Professional fees	41,732	63,071	0	104,803
	43,075	63,071	0	106,146

The post due Professional fees reported of $63,071 is $46,680 for M Communications and $16,311 for Appleby Spurling. Payment is being withheld pending the bankruptcy courts'  approval of their fees.

Sea Containers Services Ltd

Post Petition Aged Creditors listing

As at January 31, 2007

	Number of days past due
	Current	0 - 30	31 - 60	Total
	$	$	$	$

Accounts Payable	480,654	10,211	0	490,865

Professional fees	300,635	23,430	0	324,065
	781,289	33,641	0	814,930

The post due Professional fees reported of $23,430, is for Collinson Grant Ltd. Payment is being withheld pending the bankruptcy courts'  approval  of their fees.

DEBTORS QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside normal course of business this reporting period? If yes, provide an explanation below.		☒
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		☒
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	☒
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	☒

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

X
:
In re:	:	Chapter 11
:
SEA CONTAINERS LTD., et al., (1)	:	Case No. 06-11156 (KJC)
:
Debtors.	:	Joint Administration Requested
:
X

AFFIDAVIT OF SERVICE

STATE OF DELAWARE	)
	)	SS
NEW CASTLE COUNTY	)

Thomas J. Hartzell, being duly sworn according to law, deposes and says that he is employed by the law firm of Young Conaway Stargatt & Taylor, LLP, attorneys for the Debtors and Debtors in Possession in the within captioned matter, and that on the 6th day of March, 2007, he caused a copy of the attached pleading to be served, as indicated, upon the parties on the attached service list.

/s/ Thomas J. Hartzell
Thomas J. Hartzell

SWORN TO AND SUBSCRIBED before me this 6 day of March 2007.

/s/ Stefanie B. Boyle
Notary Public

STEFANIE B. BOYLE
NOTARY PUBLIC
STATE OF DELAWARE
My Commission Expires Aug. 3, 2010

(1)           The Debtors are the following three entities: Sea Containers Ltd., Sea Containers Services Ltd., and Sea Containers Caribbean Inc.

CORE GROUP SERVICE LIST
Sea Containers Services Ltd.
3/6/2007

Marc Abrams, Esq. Michael J. Kelly, Esq. Casey Boyle, Esq. Willkie Farr & Gallagher 787 Seventh Avenue New York, NY 10019 (SCS Creditors’ Committee) First Class Mail	David L. Buchbinder, Esq. Office of the United States Trustee 844 N. King Street, Room 2207 Lock Box 35 Wilmington, DE 19801 U.S. Trustee Hand Delivery

James F. Conlan, Esq. Larry J. Nyhan, Esq. Jeffrey E. Bjork, Esq. Sidley Austin LLP One South Dearborn St. Chicago, IL 60603 (Debtor) First Class Mail	David L. Eaton, Esq. David Agay, Esq. Adam McNeely, Esq. Kirkland & Ellis LLP 200 East Randolph Drive Chicago, IL 60601-6636 (Co-counsel for the Debtors) First Class Mail

Barry G. Russell, Esq. Bingham McCutchen LLP 41 Lothbury London, England EC2R 7HF (Unsecured Creditors’ Committee) (Noteholders) First Class Mail (International)	Sea Containers Services Ltd., Esq. Attn: Edwin S. Hetherington, Esq. 20 Upper Ground London, UK SE1 9PF First Class Mail (International)

Ronald J. Silverman, Esq. Scott K. Seamon, Esq. Bingham McCutchen LLP 399 Park Avenue New York, NY 10022-4689 (Unsecured Creditors’ Committee) First Class Mail	David B. Stratton, Esq. Pepper Hamilton LLP 1313 Market Street, Hercules Plaza, Suite 5100 PO Box 1709 Wilmington, DE 19899-1709 (SCS Creditors’ Committee) Hand Delivery

William H. Sudell, Jr., Esq. Derek Abbott, Esq. Morris Nichols Arsht & Tunnell 1201 N. Market Street P.O.Box 1347 Wilmington, DE 19899-1347 (Unsecured Creditors’ Committee) Hand Delivery